Thrivent Mutual Funds

Supplement to

Class S Shares Prospectus

dated February 28, 2017

with respect to

Thrivent Multidimensional Income Fund

The Annual Fund Operating Expenses table and Example table in the Summary Section of Thrivent Multidimensional Income Fund are hereby amended to reflect a change in the Acquired Fund (Underlying Fund) Fees and Expenses. The amended tables are below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Distribution and Service (12b-1)	None
Other Expenses	1.10%
Acquired Fund (Underlying Fund) Fees and Expenses[1]	0.25%
Total Annual Fund Operating Expenses	1.90%
Less Expense Reimbursement[2]	0.50%
Net Annual Fund Operating Expenses	1.40%

1 Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

2 The Adviser has contractually agreed, through at least February 28, 2018, to waive certain fees and/or reimburse certain expenses associated with the Class S shares of the Thrivent Multidimensional Income Fund in order to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, if any) to an annual rate of 1.15% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$143	$548	$980	$2,182

The date of this Supplement is April 21, 2017.

Please include this Supplement with your Prospectus.

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